Exhibit 10(b)

                FIRST AMENDMENT dated as of September 29, 2000 (this "Amendment"), to the Credit Agreement dated as of April 20, 2000 (the "Credit Agreement") among BERGEN BRUNSWIG CORPORATION (the "Company") BERGEN BRUNSWIG DRUG COMPANY, PHARMERICA, INC., the other BORROWING SUBSIDIARIES party hereto, the LENDERS party hereto, and THE CHASE MANHATTAN BANK, as Administrative Agent.

                A.         Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended credit to the Company and the Borrowing Subsidiaries, and have agreed to extend credit to the Company and the Borrowing Subsidiaries, in each case pursuant to the terms and subject to the conditions set forth therein.

                B.         The Company has informed the Administrative Agent that it seeks an amendment of the Credit Agreement as set forth herein.

                C.         The Required Lenders are willing to agree to such amendment pursuant to the terms and subject to the conditions set forth herein.

                D.         Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

                Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                                SECTION 1.         Amendments to the Credit Agreement.

(a) The definition of "Consolidated Cash Interest Expense" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                ""Consolidated Cash Interest Expense" means, for any period, the excess of (a) the sum of (i) the interest expense (including imputed interest expense in respect of Capital Lease Obligations and including all distributions in respect of the Trust Preferred) of the Company and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, (ii) any interest accrued during such period in respect of Indebtedness of the Company or any Subsidiary that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP, (iii) all discount, interest, fees, premiums and other charges in respect of all Securitizations for such period, plus (iv)  any cash payments made during such period in respect of obligations referred to in clause (b)(B) below that were amortized or accrued in a previous period, minus (b) the sum, to the extent included in such consolidated interest expense for such period, of (A) non-cash amounts attributable to amortization of financing costs paid in a previous period, (B) non-cash amounts attributable to amortization of debt discounts or accrued interest payable in kind for such period, and (C)  all fees incurred on or prior to the Effective Date in respect of the financing hereunder and all expenses incurred in connection with the closing hereunder on the Effective Date. In the event that the Company or any Subsidiary shall have completed an acquisition or disposition of any material Person, division or business unit since the beginning of the relevant period, Consolidated Cash Interest Expense shall be determined for such period on a pro forma basis as if such acquisition or disposition, and any related incurrence or repayment of Indebtedness, had occurred at the beginning of such period. For periods including fiscal quarters ending prior to the Effective Date, Consolidated Cash Interest Expense for such periods shall be deemed to be the amounts set forth on Schedule 1.01, as adjusted to give pro forma effect to any acquisition or disposition that occurred since the beginning of the relevant period by an increase or decrease, as appropriate, in Consolidated Cash Interest Expense equal to the actual amount attributable to the Person or assets acquired or disposed of.".

(b) The definition of "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                ""Consolidated EBITDA" means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any special one-time or extraordinary non-cash charges for such period (except that such add back for charges against the receivables of PharMerica and Stadtlander Operating Company, L.L.C., and their subsidiaries for the quarter ended September 30, 1999, shall be limited to $40,596,000), and (v) any LIFO adjustment (if negative to earnings) or charge for such period, and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, any extraordinary gains for such period and any LIFO adjustment (if positive to earnings) or credit, all determined on a consolidated basis in accordance with GAAP; provided that there shall be added back to Consolidated EBITDA $66,700,000 of the provision for accounts receivable reported in the Company's financial statements for its fourth fiscal quarter of 2000. In the event that the Company or any Subsidiary shall have completed an acquisition or disposition of any material Person, division or business unit since the beginning of the relevant period, Consolidated EBITDA shall be determined for such period on a pro forma basis as if such acquisition or disposition, and any related incurrence or repayment of Indebtedness, had occurred at the beginning of such period. For periods including fiscal quarters ending prior to the Effective Date, Consolidated EBITDA for such periods shall be deemed to be the amounts set forth on Schedule 1.01, as adjusted to give pro forma effect to any acquisition or disposition that occurred since the beginning of the relevant period by an increase or decrease, as appropriate, in Consolidated EBITDA equal to the actual amount attributable to the Person or assets acquired or disposed of.".

(c) The definition of "Consolidated EBITDAR" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                ""Consolidated EBITDAR" means, for any period, Consolidated EBITDA for such period plus rental payments in respect of real property, delivery equipment and pharmacy equipment of the Company and the Subsidiaries for such period (other than under capital leases), determined on a consolidated basis in accordance with GAAP. For periods including fiscal quarters ending prior to the Effective Date, Consolidated EBITDAR shall be deemed to be the amounts set forth on Schedule 1.01, as adjusted to give pro forma effect to any acquisition or disposition that occurred since the beginning of the relevant period by an increase or decrease, as appropriate, in Consolidated EBITDAR equal to the actual amount attributable to the Person or assets acquired or disposed of.".

(d) The definition of "Consolidated Net Worth" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                ""Consolidated Net Worth" means, on any date, consolidated shareholders' equity of the Company and the Subsidiaries shown on the consolidated balance sheet of the Company and the Subsidiaries as of such date in accordance with GAAP; provided that (i) up to an aggregate amount of $525,000,000 of charges against goodwill associated with PharMerica reported in Company's financial statements for its fourth fiscal quarter of 2000 may be added back in the calculation of Consolidated Net Worth and (ii) to the extent deducted in determining Consolidated Net Worth, up to an aggregate amount of $66,700,000 of the provision for accounts receivable may be added back in calculating Consolidated Net Worth.".

(e) The definition of "Permitted Investments" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

""Permitted Investments" means:

                (a)         direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                (b)         investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's (within which there may be sub-categories or gradations indicating relative standing), and investments in master notes that are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with said master note) by S&P or Moody's in the highest rating categories for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing);

                (c)         investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

                (d)         fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above (or subsidiaries or Affiliates of such financial institutions); and

(e) money market funds.".

(f) Section 6.05 of the Credit Agreement is hereby amended by inserting the following language at the end thereof:

"Notwithstanding the foregoing limitation, the Company may sell one or more Subsidiaries or all or any portion of the assets of such Subsidiaries for consideration not less than the fair market value thereof in a transaction (an " Excluded Transaction") in which less than 90% of the consideration consists of cash, provided that (i) the Subsidiary, business unit or assets being sold in each Excluded Transaction do not contribute in excess of $1,000,000 per year in EBITDA to the Company and (ii) the net book value of the assets being sold is less than $10,000,000 per Excluded Transaction; provided further that the aggregate net book value of the assets sold in all transactions effected in reliance on this sentence shall not exceed $40,000,000. Any Equity Interests received pursuant to the previous sentence shall be treated as a Permitted Investment (and shall not be subject to the limitations set forth in Sections 6.04(k) and (l)), provided that such Equity Interests are pledged to the Collateral Agent for the benefit of the Secured Parties as collateral for the payment and performance of the obligations of the Borrowers under this Agreement.".

                                SECTION 2.         Representations and Warranties. The Company represents and warrants to the Administrative Agent and the Lenders that:

                (a)         This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                (b)         Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

                                SECTION 3.         Effectiveness. This Amendment shall become effective as of the date set forth above on the date (the "Amendment Effective Date") that the following conditions are satisfied: (a) the Administrative Agent shall have received the Amendment Fee and (b) the Administrative Agent or its counsel shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company and the Required Lenders.

                                SECTION 4.         Amendment Fee. The Company agrees to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) on or prior to 12:00 noon on October 20, 2000 an amendment fee (the "Amendment Fee") in an amount equal to 0.075% of such Lender's Revolving Commitment (whether used or unused) and outstanding Term Loans, in each case as of the Amendment Effective Date; provided that the Company shall have no liability for any such amendment fee if this Amendment does not become effective. The Amendment Fee shall be payable in immediately available funds on the Amendment Effective Date. Once paid, the Amendment Fee shall not be refundable.

                                SECTION 5.         Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Banks, the Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

                                SECTION 6.         Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                                SECTION 7.         Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                                SECTION 8.         Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BERGEN BRUNSWIG CORPORATION,

by	/s/	Eric Schmitt

	Name:	Eric Schmitt
	Title:	VP, Corporate Treasurer

BERGEN BRUNSWIG DRUG COMPANY,

by	/s/	Eric Schmitt

	Name:	Eric Schmitt
	Title:	VP, Corporate Treasurer

PHARMERICA, INC.,

by	/s/	Eric Schmitt

	Name:	Eric Schmitt
	Title:	VP, Corporate Treasurer

THE CHASE MANHATTAN BANK, individually and as Administrative Agent, Collateral Agent and Issuing Bank,

by	/s/	Bruce Borden

	Name:	Bruce Borden
	Title:	Vice President

Signature Page to First
Amendment to Bergen Brunswig
Corporation Credit Agreement

AMSOUTH BANK,

by	/s/	Kevin R. Rogers

	Name:	Kevin R. Rogers
	Title:	Attorney-In-Fact

BANK ONE, N.A.

by	/s/	Stephanie A. Mack

	Name:	Stephanie A. Mack
	Title:	Commercial Banking Officer

THE BANK OF NOVA SCOTIA,

by	/s/	R.P. Reynolds

	Name:	R.P. Reynolds
	Title:	Director

THE CIT GROUP/BUSINESS CREDIT, INC.,

by	/s/	Patrick Lee

	Name:	Patrick Lee
	Title:	Vice President

CITIZENS BUSINESS CREDIT COMPANY, a division of Citizens Leasing Corp.,

by	/s/	Vincent P. O' Leary

	Name:	Vincent P. O' Leary
	Title:	Senior Vice President

COMERICA BANK,

by	/s/	David Weismiller

	Name:	David Weismiller
	Title:	Corporate Banking Officer

BANKERS TRUST COMPANY,

by	/s/	Mary Jo Jolly

	Name:	Mary Jo Jolly
	Title:	Assistant Vice President

DIME COMMERICAL CORP.,

by	/s/	Dan Bueno

	Name:	Dan Bueno
	Title:	Assistant Treasurer

FLEET NATIONAL BANK,

by	/s/	Carol P. Castle

	Name:	Carol P. Castle
	Title:	Senior Vice President

FOOTHILL INCOME TRUST, L.P.,

by	/s/	M.P. Sadilek

	Name:	M.P. Sadilek
	Title:	Senior Vice President

FOOTHILL INCOME TRUST II, L.P.,

by	/s/	M.E. Stearns

	Name:	M.E. Stearns
	Title:	Managing Member of FIT II
GP, LLC, its general partner

FOOTHILL CAPITAL CORPORATION,

by	/s/	M.P. Sadilek

	Name:	M.P. Sadilek
	Title:	Senior Vice President

GMAC COMMERCIAL CREDIT LLC

by	/s/	Sam Cirelli

	Name:	Sam Cirelli
	Title:	Executive Vice President

HELLER FINANCIAL, INC.,

by	/s/	Albert J. Forzano

	Name:	Albert J. Forzano
	Title:	Vice President

IBJ WHITEHALL BUSINESS CREDIT CORPORATION

by	/s/	Edward A. Jesser

	Name:	Edward A. Jesser
	Title:	Senior Vice President

LASALLE BUSINESS CREDIT, INC.,

by	/s/	Michael Richmond

	Name:	Michael Richmond
	Title:	Senior Vice President

MELLON BANK, N.A.,

by	/s/	Timothy K. Turner

	Name:	Timothy K. Turner
	Title:	Senior Vice President

NATEXIS BANQUE,

by	/s/	Gary Kania

	Name:	Gary Kania
	Title:	Vice President

by	/s/	Frank H. Madden, Jr.

	Name:	Frank H. Madden, Jr.
	Title:	Vice President & Group Manager

NATIONAL CITY BANK OF PENNSYLVANIA,

by	/s/	David G. Hammon

	Name:	David G. Hammon
	Title:	Vice President

ORIX BUSINESS CREDIT, INC.,

by	/s/	Michael J. Cox

	Name:	Michael J. Cox
	Title:	Senior Vice President

PNC BUSINESS CREDIT,

by	/s/	Thomas Stoltz

	Name:	Thomas Stoltz
	Title:	Vice President

JACKSON NATIONAL LIFE INSURANCE COMPANY, INC. By: PPM Finance, Inc. as its Attorney-in-Fact

by	/s/	Michael Molenda

	Name:	Michael Molenda
	Title:	Vice President

THE PROVIDENT BANK,

by	/s/	Jose V. Garde

	Name:	Jose V. Garde
	Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC.,

by	/s/	Frank Amodio

	Name:	Frank Amodio
	Title:	Vice President - Credit

TRANSAMERICA BUSINESS CREDIT CORPORATION

by	/s/	Perry Vavoules

	Name:	Perry Vavoules
	Title:	Senior Vice President

WACHOVIA BANK, N.A.

by	/s/	Eero H. Maki

	Name:	Eero H. Maki
	Title:	Vice President

BOEING CAPITAL CORPORATION,

by	/s/	Daniel O. Anderson

	Name:	Daniel O. Anderson
	Title:	Vice President

JOHN HANCOCK LIFE INSURANCE COMPANY

by	/s/	Stephen J. Blewitt

	Name:	Stephen J. Blewitt
	Title:	Managing Director

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY,

by	/s/	Stephen J. Blewitt

	Name:	Stephen J. Blewitt
	Title:	Authorized Signatory

INVESTORS PARTNER LIFE INSURANCE COMPANY,

by	/s/	Stephen J. Blewitt

	Name:	Stephen J. Blewitt
	Title:	Authorized Signatory

TEXTRON FINANCIAL CORPORATION,

by	/s/	Stuart

	Name:	Stuart
	Title:	Managing Director